CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2025
Capital Management [Abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT
The Company managed its capital to ensure that entities controlled by Gogoro would be able to continue as going concerns while maximizing the return to shareholders through the optimization of the debt and equity balance.
Key management personnel of the Company reviewed the capital structure periodically. In order to balance the overall capital structure, the Company may adjust the amounts of loan from borrowings, the number of new shares issued or other equity instruments.